Exhibit 99

Paramount

EARNINGS PRESS RELEASE | May 3, 2022

PARAMOUNT REPORTS Q1 2022 EARNINGS RESULTS

- ★ **Continued Momentum in Direct-to-Consumer (DTC), With Strong Consumer Demand in the Quarter**
  - **Grew Total Global Streaming Subscribers to Over 62M, Driven by 6.8M Paramount+ Subscriber Additions**
  - **Expanded Pluto TV Global Monthly Active Users (MAUs) to Nearly 68M**
- ★ **Robust Monetization in DTC, With Revenue up 82% Year-Over-Year to $1.1 Billion**
  - **Achieved 95% Growth in DTC Subscription Revenue, Fueled by Paramount+**
  - **Generated a 59% Increase in DTC Advertising Revenue, Driven by Pluto TV**
- ★ **Ongoing Strength at TV Media and Filmed Entertainment Year-To-Date**
  - **CBS is the #1 Network For the 14th Consecutive Season**
  - **Paramount Pictures Opened Four #1 Films in a Row; Next Up, *Top Gun Maverick***

STATEMENT FROM
BOB BAKISH
PRESIDENT & CEO

> "The first quarter once again demonstrated the power and potential of Paramount's unique assets and the company's continued momentum. Our differentiated playbook – including a broad content line up, a streaming business model that spans ad-supported and subscription, and a global portfolio that links streaming with theatrical and television – drove strength across our entire ecosystem, including DTC revenue growth of 82% and 6.8 million Paramount+ subscriber additions. Our strategy is working and our execution is strong, as we remain focused on delivering a great experience for consumers and a compelling financial model to our shareholders."

Q1 2022 CONSOLIDATED RESULTS*

- Total company revenue decreased 1%, which included an impact of 6 percentage points from CBS's broadcast of *Super Bowl LV* in the year ago period. Excluding the Super Bowl comparison, Q1 revenue grew 5%.

$ IN MILLIONS, EXCEPT PER SHARE AMOUNTS	Three Months Ended March 31		
GAAP	**2022**	**2021**	**B/(W)%**
Revenue	$ 7,328	$ 7,412	(1)%
• TV Media	5,645	5,993	(6)%
• Direct-to-Consumer	1,089	598	82 %
• Filmed Entertainment	624	860	(27)%
• Eliminations	(30)	(39)	23 %
Operating income	$ 775	$ 1,528	(49)%
Diluted EPS from continuing operations attributable to Paramount	$ .58	$ 1.42	(59)%
Non-GAAP¹			
Adjusted OIBDA	$ 913	$ 1,627	(44)%
Adjusted diluted EPS from continuing operations attributable to Paramount	$ .60	$ 1.52	(61)%


DTC REVENUE +82%
YOY
$1.089B
$742M
DTC Subscription Revenue
+95%
$598M
$380M
$347M
$218M
DTC Advertising Revenue
+59%
1Q21
1Q22

¹ Non-GAAP measures are detailed in the Supplemental Disclosures at the end of this release.
*During 4Q20, Paramount entered into an agreement to sell Simon & Schuster. Simon & Schuster has been presented as a discontinued operation in the company's consolidated financial statements for all periods.

Q1 2022 EARNINGS – SEGMENTS

DIRECT-TO-CONSUMER

Q1 HIGHLIGHTS

- Global streaming subscribers rose to more than 62M, adding 6.3M total subscribers in the quarter.
  - Subscriber additions were driven by Paramount+, which added 6.8M subscribers in the quarter, bringing Paramount+ total subscribers to almost 40M.
  - Other DTC services subscribers declined, primarily due to timing of new programming.
- During the quarter, diverse content on Paramount+ drove strong global consumption, acquisition and engagement.
  - Average titles consumed and hours per active sub improved quarter-over-quarter across all demos highlighting improved engagement, content exploration and diversification.
  - Domestically, Paramount+ saw strong engagement and consumption from a variety of content, including *Halo*, *1883*, *Star Trek Picard*, live events and the NFL.
  - Internationally, *Acapulco Shore* was a top acquisition and engagement driver for the service.
- Pluto TV grew global Monthly Active Users (MAUs) to nearly 68M.
  - Pluto TV gained broad distribution on T-Mobile via T-Mobile Tuesdays, giving customers exclusive access to new content and original series.
  - Grew total global viewing hours by double digits year-over-year.
  - Launched over 102 new channels internationally, totaling more than 1,000 global channels.


Clockwise from top-left: *1883*, *Big Nate*, *HALO*, *Scream*

GLOBAL STREAMING SUBSCRIBERS
62.4M
↑6.3M
QOQ

Paramount+
REVENUE $585M +148% YOY
GLOBAL SUBSCRIBERS ~40M ↑6.8M QOQ

pluto tv
REVENUE $253M +51% YOY
GLOBAL MAUs ~68M ↑3.1M QOQ

Q1 FINANCIALS

- DTC revenue increased 82% year-over-year.
  - Subscription revenue grew 95% year-over-year, reflecting paid subscriber growth on Paramount+.
  - Advertising revenue increased 59% year-over-year, reflecting growth from Pluto TV and Paramount+ driven by increased pricing and impressions on both services.
- Adjusted OIBDA decreased $307M year-over-year, reflecting increased investment in streaming services.

$ IN MILLIONS	Three Months Ended March 31			
	2022	2021	$ B/(W)	%
Revenue	$ 1,089	$ 598	$ 491	82 %
• Advertising	347	218	129	59
• Subscription	742	380	362	95
Expenses	1,545	747	(798)	(107)
Adjusted OIBDA	$ (456)	$ (149)	$ (307)	(206)%

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Q1 2022 EARNINGS – SEGMENTS

Paramount

TV MEDIA

Q1 HIGHLIGHTS

- In Q1, Paramount's family of networks delivered the #1 share of views among leading media families.
  - CBS was the most watched broadcast network for the 14th consecutive season.
    - At CBS, ratings for the NFL Playoffs and NCAA Tournament were up double digits year-over-year and CBS had the top two scripted series, #1 new series, #1 new comedy, #1 news program, and continues to be the most-watched network in Daytime and Late Night.
  - Paramount's cable portfolio had the #1 share of viewing in every key demo.
    - MTV Entertainment Group had the #1 cable series with *Yellowstone* and 4 of the top 10 series among P18-34.
    - Nickelodeon was the #1 network with kids, and had 9 of the top 10 shows among K2-11.
    - Comedy Central was the #1 Cable Entertainment network among P18-34.

Q1 FINANCIALS

- Revenue declined 6% year-over-year, which included an impact of 8 percentage points from the comparison to CBS' broadcast of *Super Bowl LV* in the year ago period, partially offset by higher licensing and affiliate revenue. Excluding the impact of the Super Bowl, TV Media revenue grew 2%.
  - Advertising revenue decreased 13% year-over-year, primarily reflecting an impact of 17 percentage points from the comparison against CBS' broadcasts of *Super Bowl LV* in the prior-year quarter. Excluding the impact of the Super Bowl, TV Media advertising revenue grew 4%.
  - Affiliate and subscription revenue grew 1% year-over-year, as higher revenues from rate increases and expanded vMVPD distribution were somewhat offset by MVPD subscriber declines.
- Adjusted OIBDA decreased 13% year-over-year, primarily driven by the comparison to the Super Bowl broadcast in the prior-year period, and higher costs in 2022 associated with more original programming.

$ IN MILLIONS	Three Months Ended March 31			
	2022	2021	$ B/(W)	%
Revenue	$ 5,645	$ 5,993	$ (348)	(6)%
• Advertising	2,521	2,888	(367)	(13)
• Affiliate and subscription	2,098	2,083	15	1
• Licensing and other	1,026	1,022	4	—
Expenses	4,101	4,228	127	3
Adjusted OIBDA	$ 1,544	$ 1,765	$ (221)	(13)%

CBS SHOWTIME Paramount MTV Entertainment Group BET nickelodeon


MARCH MADNESS

Clockwise from top-left: *Jersey Shore Family Vacation* (MTV), *Blaze and the Monster Machines* (Nickelodeon), *Ghosts* (CBS), NCAA Tournament (CBS Sports)

CBS

#1 NEWS PROGRAM
60 Minutes

TOP 3 DRAMAS
#1 FBI, #2 NCIS, #3 Blue Bloods

#1 IN LATE NIGHT
The Late Show with Stephen Colbert

TOP 6 COMEDIES
#1 Young Sheldon
#2 Ghosts
#3 The Neighborhood
#4 Bob Hearts Abishola
#5 United States of Al
#6 B Positive

TOP 3 NEW PROGRAMS
#1 Ghosts
#2 FBI: International
#3 NCIS: Hawai'i



Source: Nielsen Media Research

Paramount

#1 PORTFOLIO IN SHARE OF VIEWING AMONG KEY DEMOS
P2+, P2-11, P12-17, P12-34, P18-34, P18-49, P25-54, P2-49

THE MOST TOP 25 CABLE NETWORKS
P18-34, P18-49

nickelodeon



#1 NETWORK FOR KIDS

TOP 2 KIDS PROGRAMS
#1 Blaze & the Monster Machines
#2 Patrick Star Show

9 OF THE TOP 10 CABLE SERIES
Among K2-11



CABLE'S MOST-WATCHED TELECAST SINCE 2017
Yellowstone Season 4 finale



#1 PREMIUM SCRIPTED ORIGINAL
Dexter: New Blood



#1 CABLE COMEDY SERIES
Among key adult demos

Source: Nielsen Media Research

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Q1 2022 EARNINGS – SEGMENTS

FILMED ENTERTAINMENT

Q1 HIGHLIGHTS

- Paramount Pictures has had a phenomenal start to the year, with three # 1 box-office hits during the quarter – *Scream, Jackass Forever, The Lost City* – and a fourth #1 in Q2 with *Sonic The Hedgehog 2.*

Q1 FINANCIALS

- Revenue declined 27% year-over-year, driven by lower licensing revenues, partially offset by the benefit of current quarter theatrical releases.
  - Theatrical revenue increased $130M and includes revenues from the first quarter releases of *Scream, Jackass Forever* and *The Lost City* while the prior-year period was impacted by the closure or reduced capacity of movie theaters in response to COVID-19.
  - Licensing and other revenue decreased 42% year-over-year, primarily driven by the benefit in the prior-year period from the licensing of *Coming 2 America* and Tom Clancy's *Without Remorse*.
- Adjusted OIBDA declined $216M in the quarter, due to increased marketing expense associated with in-quarter and future theatrical releases.

$ IN MILLIONS	Three Months Ended March 31			
	2022	2021	$ B/(W)	%
Revenue	$ 624	$ 860	$ (236)	(27)%
• Advertising	2	6	(4)	(67)
• Theatrical	131	1	130	n/m
• Licensing and other	491	853	(362)	(42)
Expenses	661	681	20	3
Adjusted OIBDA	$ (37)	$ 179	$ (216)	n/m

n/m = not meaningful

THREE #1 HITS AT THE BOX OFFICE IN Q1


The Lost City


Scream


jackass
forever

BALANCE SHEET & LIQUIDITY

- As of March 31, 2022, the company had $5.3B of cash on its balance sheet and a committed $3.5B revolving credit facility that remains undrawn.
- Repaid nearly $2B of notes and issued $1B of junior subordinated debt during the quarter.

$5.3B
CASH ON BALANCE SHEET

$3.5B
UNDRAWN REVOLVING CREDIT FACILITY

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Paramount

ABOUT PARAMOUNT

Paramount (NASDAQ: PARA; PARAA) is a leading global media and entertainment company that creates premium content and experiences for audiences worldwide. Driven by iconic consumer brands, its portfolio includes CBS, Showtime Networks, Paramount Pictures, Nickelodeon, MTV, Comedy Central, BET, Paramount+, Pluto TV and Simon & Schuster, among others. The company delivers the largest share of the U.S. television audience and boasts one of the industry's most important and extensive libraries of TV and film titles. In addition to offering innovative streaming services and digital video products, Paramount provides powerful capabilities in production, distribution and advertising solutions.

For more information about Paramount, please visit www.paramount.com and follow @ParamountCo on social platforms.

PARA-IR



CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS

This communication contains both historical and forward-looking statements, including statements related to our future results and performance. All statements that are not statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Similarly, statements that describe our objectives, plans or goals are or may be forward-looking statements. These forward-looking statements reflect our current expectations concerning future results and events; generally can be identified by the use of statements that include phrases such as "believe," "expect," "anticipate," "intend," "plan," "foresee," "likely," "will," "may," "could," "estimate" or other similar words or phrases; and involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause our actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements. These risks, uncertainties and other factors include, among others: risks related to our streaming initiatives; changes in consumer behavior, as well as evolving technologies, distribution platforms and packaging; the impact on our advertising revenues as a result of changes in consumer viewership, advertising market conditions and deficiencies in audience measurement; our ability to maintain attractive brands and our reputation, and to offer popular programming and other content; increased costs for content and other rights; competition for talent, content, audiences, subscribers, advertising and distribution; the potential for loss of carriage or other reduction in or the impact of negotiations for the distribution of our content; losses due to asset impairment charges for goodwill, intangible assets, FCC licenses and programming; risks related to our ongoing investments in new businesses, products, services and technologies, through acquisitions and other strategic initiatives; evolving business continuity, cybersecurity, privacy and data protection and similar risks; content infringement; the impact of COVID-19 and other pandemics and measures taken in response thereto; domestic and global political, economic and regulatory factors affecting our businesses generally; liabilities related to discontinued operations and former businesses; the loss of existing or inability to hire new key employees or secure creative talent; strikes and other union activity; potential conflicts of interest arising from our ownership structure with a controlling stockholder; and other factors described in our news releases and filings with the Securities and Exchange Commission, including but not limited to our most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K. There may be additional risks, uncertainties and factors that we do not currently view as material or that are not necessarily known. The forward-looking statements included in this communication are made only as of the date of this communication, and we do not undertake any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances.

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CONTACTS PRESS INVESTORS Justin Dini Executive Vice President Corporate Communications (212) 846-2724 justin.dini@paramount.com Peter Collins Vice President Corporate Communications (917) 826-4182 peter.collins@paramount.com Justin Blaber Senior Directors Corporate Communications (646) 823-6616 justin.blaber@paramount.com Anthony DiClemente Executive Vice President Investor Relations (917) 796-4647 anthony.diclemente@paramount.com Jaime Morris Senior Vice President Investor Relations (646) 824-5450 jaime.morris@paramount.com Robert Amparo Director Investor Relations (347) 223-1682 robert.amparo@paramount.com

PARAMOUNT GLOBAL AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF OPERATIONS(Unaudited; in millions, except per share amounts)Three Months Ended March 31, 2022 2021 Revenues $ 7,328 $ 7,412 Costs and expenses: Operating 4,796 4,363 Selling, general and administrative 1,619 1,422 Depreciation and amortization 96 99 Restructuring and other corporate matters 57 Total costs and expenses 6,568 5,884 Gain on sales 15 Operating income 775 1,528 Interest expense (240) (259) Interest income 21 13 Loss on extinguishment of debt (73) (128) Other items, net (13) 1 Earnings from continuing operations before income taxes and equity in loss of investee companies 470 1,155 Provision for income taxes (34) (226) Equity in loss of investee companies, net of tax (37) (18) Net earnings from continuing operations 399 911 Net earnings from discontinued operations, net of tax 42 12 Net earnings (Paramount and noncontrolling interests) 441 923 Net earnings attributable to noncontrolling interests (8) (12) Net earnings attributable to Paramount $ 433 $ 911 Amounts attributable to Paramount: Net earnings from continuing operations $ 391 $ 899 Net earnings from discontinued operations, net of tax 42 12 Net earnings attributable to Paramount $ 433 $ 911 Basic net earnings per common share attributable to Paramount: Net earnings from continuing operations $ .58 $ 1.44 Net earnings from discontinued operations $ .06 $ .02 Net earnings $ .65 $ 1.46 Diluted net earnings per common share attributable to Paramount: Net earnings from continuing operations $ .58 $ 1.42 Net earnings from discontinued operations $ .06 $ .02 Net earnings $ .64 $ 1.44 Weighted average number of common shares outstanding: Basic 649 622 Diluted 651 631 (a) Diluted net earnings per common share (EPS) for the three months ended March 31, 2022, excludes the effect of the assumed conversion of our 5.75% Series A Mandatory Convertible Preferred Stock to shares of common stock since it would have been antidilutive. As a result, in the calculations of diluted EPS the weighted average number of diluted shares outstanding does not include the assumed issuance of shares upon conversion of preferred stock, and preferred stock dividends recorded during the three months ended March 31, 2022 of $14 million are deducted from net earnings from continuing operations and net earnings, as applicable.

PARAMOUNT GLOBAL AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS (Unaudited; in millions, except per share amounts)At March 31, 2022 At December 31, 2021 ASSETS Current Assets:Cash and cash equivalents $ 5,302 $ 6,267 Receivables, net 7,263 6,984 Programming and other inventory 950 1,504 Prepaid expenses and other current assets 1,245 1,176 Current assets of discontinued operations 594 745 Total current assets 15,354 16,676 Property and equipment, net 1,706 1,736 Programming and other inventory 14,180 13,358 Goodwill 16,561 16,584 Intangible assets, net 2,760 2,772 Operating lease assets 1,614 1,630 Deferred income tax assets, net 1,280 1,206 Other assets 3,771 3,824 Assets held for sale 19 Assets of discontinued operations 817 815 Total Assets $ 58,043 $ 58,620 LIABILITIES AND STOCKHOLDERS EQUITY Current Liabilities: Accounts payable $ 977 $ 800 Accrued expenses 1,960 2,323 Participants share and royalties payable 2,172 2,159 Accrued programming and production costs 1,687 1,342 Deferred revenues 1,055 1,091 Debt 15 11 Other current liabilities 1,374 1,182 Current liabilities of discontinued operations 483 571 Total current liabilities 9,723 9,479 Long-term debt 16,797 17,698 Participants share and royalties payable 1,310 1,244 Pension and postretirement benefit obligations 1,914 1,946 Deferred income tax liabilities, net 1,067 1,063 Operating lease liabilities 1,579 1,598 Program rights obligations 429 404 Other liabilities 1,753 1,898 Liabilities of discontinued operations 209 213 Redeemable noncontrolling interest 105 107 Commitments and contingencies Paramount stockholders equity: 5.75% Series A Mandatory Convertible Preferred Stock, par value $.001 per share; 25 shares authorized and 10 shares issued (2022 and 2021) Class A Common Stock, par value $.001 per share; 55 shares authorized; 41 shares issued (2022 and 2021) Class B Common Stock, par value $.001 per share; 5,000 shares authorized; 1,111 (2022) and 1,110 (2021) shares issued 1 1 Additional paid-in capital 32,946 32,918 Treasury stock, at cost; 503 (2022 and 2021) Class B shares (22,958) (22,958) Retained earnings 14,599 14,343 Accumulated other comprehensive loss (1,924) (1,902) Total Paramount stockholders equity 22,664 22,402 Noncontrolling interests 493 568 Total Equity 23,157 22,970 Total Liabilities and Equity $ 58,043 $ 58,620

PARAMOUNT GLOBAL AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS(Unaudited; in millions)Three Months Ended March 31, 2022 2021 Operating Activities:Net earnings (Paramount and noncontrolling interests) $ 441 $ 923 Less: Net earnings from discontinued operations, net of tax 42 12 Net earnings from continuing operations 399 911 Adjustments to reconcile net earnings from continuing operations to net cash flow provided by operating activities from continuing operations: Depreciation and amortization 96 99 Deferred tax (benefit) provision (62) 95 Stock-based compensation 36 52 Gain on sales (15) Loss on extinguishment of debt 73 128 Equity in loss of investee companies, net of tax 37 18 Change in assets and liabilities (269) 348 Net cash flow provided by operating activities from continuing operations 295 1,651 Net cash flow provided by operating activities from discontinued operations 102 72 Net cash flow provided by operating activities 397 1,723 Investing Activities: Investments (59) (40) Capital expenditures (52) (62) Proceeds from dispositions 31 213 Other investing activities (25) Net cash flow (used for) provided by investing activities (80) 86 Financing Activities:Proceeds from issuance of long-term debt 1,028 25 Repayment of long-term debt (2,009) (2,117) Dividends paid on preferred stock (14) Dividends paid on common stock (158) (151) Proceeds from issuance of preferred stock 983 Proceeds from issuance of common stock 1,672 Payment of payroll taxes in lieu of issuing shares for stock-based compensation (9) (35) Proceeds from exercise of stock options 408 Payments to noncontrolling interests (77) (27) Other financing activities (32) (35) Net cash flow (used for) provided by financing activities (1,271) 723 Effect of exchange rate changes on cash and cash equivalents (11) (19) Net (decrease) increase in cash, cash equivalents and restricted cash (965) 2,513 Cash, cash equivalents and restricted cash at beginning of year (includes $135 (2021) of restricted cash) 6,267 3,119 Cash, cash equivalents and restricted cash at end of period (includes $133 (2021) of restricted cash) $ 5,302 $ 5,632

SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES (Unaudited; in millions, except per share amounts) Results for the three months ended March 31, 2022 and 2021 included certain items identified as affecting comparability. Adjusted operating income before depreciation and amortization (Adjusted OIBDA), adjusted earnings from continuing operations before income taxes, adjusted provision for income taxes, adjusted net earnings from continuing operations attributable to Paramount, and adjusted diluted EPS from continuing operations (together, the adjusted measures) exclude the impact of these items and are measures of performance not calculated in accordance with accounting principles generally accepted in the United States of America (GAAP). We use these measures to, among other things, evaluate our operating performance. These measures are among the primary measures used by management for planning and forecasting of future periods, and they are important indicators of our operational strength and business performance. In addition, we use Adjusted OIBDA to, among other things, value prospective acquisitions. We believe these measures are relevant and useful for investors because they allow investors to view performance in a manner similar to the method used by our management; provide a clearer perspective on our underlying performance; and make it easier for investors, analysts and peers to compare our operating performance to other companies in our industry and to compare our year-over-year results. Because the adjusted measures are measures of performance not calculated in accordance with GAAP, they should not be considered in isolation of, or as a substitute for, operating income, earnings from continuing operations before income taxes, provision/benefit for income taxes, net earnings from continuing operations attributable to Paramount or diluted EPS from continuing operations, as applicable, as indicators of operating performance. These measures, as we calculate them, may not be comparable to similarly titled measures employed by other companies. The following tables reconcile the adjusted measures to their most directly comparable financial measures in accordance with GAAP.Three Months Ended March 31, 2022 2021 Operating income (GAAP) $ 775 $ 1,528 Depreciation and amortization 96 99 Restructuring and other corporate matters (a) 57 Gain on sales (a) (15) Adjusted OIBDA (Non-GAAP) $ 913 $ 1,627 (a) See notes on the following table for additional information on items affecting comparability.

SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES (Continued) (Unaudited; in millions, except per share amounts)Three Months Ended March 31, 2022 Earnings from Continuing Operating Before Income Taxes Provision for Income Taxes Net Earnings from Continuing Operations Attributable to Paramount Diluted EPS from Continuing Operation Reported (GAAP) $ 470 $ (34) $ 391 $ .58 Items affecting comparability: Restructuring and other corporate matters (a) 57 (12) 45 .07 Gain on sales (b) (15) 4 (11) (.02) Loss on extinguishment of debt 73 (17) 56 .09 Discrete tax items (c) (78) (78) (.12) Adjusted (Non-GAAP) $ 585 $ (137) $ 403 $ .60 (a) Reflects restructuring charges of $18 million, consisting of severance costs, and a charge of $39 million, principally to reserve against amounts due from counterparties in Russia, Belarus and Ukraine, following Russias invasion of Ukraine. (b) Reflects a gain from the sale of international intangible assets and a working capital adjustment to the gain from the fourth quarter 2021 sale of CBS Studio Center. (c) Primarily reflects a deferred tax benefit resulting from the transfer of intangible assets between our subsidiaries in connection with a reorganization of our international operations. Three Months Ended March 31, 2021 Earnings from Continuing Operations Before Income Taxes Provision for Income Taxes Net Earnings from Continuing Operations Attributable to ParamountDiluted EPS from Continuing Operations Reported (GAAP) $ 1,155 $ (226) $ 899 $ 1.42 Items affecting comparability: Loss on extinguishment of debt 128 (30) 98 .16 Gain from investments (a) (20) 5 (15) (.03) Discrete tax items (b) (21) (21) (.03) Adjusted (Non-GAAP) $ 1,263 $ (272) $ 961 $ 1.52 (a) Reflects an unrealized gain from an increase in the fair value of a marketable security.(b) Primarily reflects tax benefits from the resolution of certain state income tax matters and excess tax benefits from the vesting or exercise of stock-based compensation awards.